THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial advisor.

If you have sold or otherwise transferred all your American Depositary Shares ("CTR ADSs") of Central Transport Rental Group plc ("CTR"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee.

Lazard Brothers & Co., Limited ("Lazard Brothers") is acting for General Electric Capital Corporation ("GE Capital") in relation to the Offer and no one else, and will not be responsible to anyone other than GE Capital for providing the protections afforded to customers of Lazard Brothers or for providing advice in relation to the Offer. Lazard Brothers is acting through Lazard Freres & Co. LLC for the purpose of making the Offer in and into the United States.

--------------------------------------------------------------------------------

                             LETTER OF TRANSMITTAL
               TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS
             PURSUANT TO THE OFFER TO PURCHASE DATED AUGUST 4, 1997
                                       BY
                         LAZARD BROTHERS & CO., LIMITED
                                  ON BEHALF OF
                      GENERAL ELECTRIC CAPITAL CORPORATION
                       TO ACQUIRE THE WHOLE OF THE ISSUED
                         AND TO BE ISSUED SHARE CAPITAL
                                       OF
                       CENTRAL TRANSPORT RENTAL GROUP PLC

 THERE WILL BE AN INITIAL OFFER PERIOD WHICH WILL EXPIRE AT 3:00 P.M. (LONDON
 TIME), 10:00 A.M. (NEW YORK CITY TIME) ON SEPTEMBER 2, 1997, UNLESS EXTENDED (THE "INITIAL OFFER PERIOD"). AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, IF ALL CONDITIONS OF THE OFFER HAVE BEEN SATISFIED OR, WHERE PERMITTED, WAIVED, THE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS (THE "SUBSEQUENT OFFER PERIOD"). HOLDERS OF CTR SECURITIES WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCES OF THE OFFER DURING THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD, EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES.

                                 DESCRIPTION OF CTR ADSS TENDERED
 NAME(S) & ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE
    FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON            ADS(S) TENDERED (ATTACH
                         ADR(S))                               ADDITIONAL LIST IF NECESSARY)
                                                                        TOTAL NUMBER
                                                                          OF ADSS      NUMBER OF
                                                           ADR SERIAL   REPRESENTED       ADSS
                                                           NUMBER(S)*    BY ADR(S)*    TENDERED**
 * NEED NOT BE COMPLETED FOR BOOK-ENTRY TRANSFERS.
**  UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL CTR ADSS DELIVERED TO THE US
    DEPOSITARY ARE BEING TENDERED. SEE INSTRUCTION 4.

                      THE US DEPOSITARY FOR THE OFFER IS:
                              THE BANK OF NEW YORK

           BY MAIL:                FACSIMILE TRANSMISSION:     BY HAND OR OVERNIGHT COURIER:
                                 (FOR ELIGIBLE INSTITUTIONS
                                            ONLY)
                                       (212) 815-6213
 TENDER & EXCHANGE DEPARTMENT                                   TENDER & EXCHANGE DEPARTMENT
        P.O. BOX 11248                                               101 BARCLAY STREET
    CHURCH STREET STATION                                        RECEIVE AND DELIVER WINDOW
NEW YORK, NEW YORK 10286-1248                                     NEW YORK, NEW YORK 10286
                                 FOR CONFIRMATION TELEPHONE:
                                       (800) 507-9357

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE US DEPOSITARY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    ACCEPTING HOLDERS OF CTR ADSs EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS ("CTR ADRs") WILL RECEIVE PAYMENT IN US DOLLARS INSTEAD OF POUNDS STERLING UNLESS THEY ELECT OTHERWISE HEREIN TO RECEIVE PAYMENT IN POUNDS STERLING. IF YOU WISH TO RECEIVE POUNDS STERLING INSTEAD OF US DOLLARS, YOU MUST PLACE AN "X" IN THE BOX ENTITLED "POUNDS STERLING PAYMENT ELECTION."

    ACCEPTANCE OF THE OFFER IN RESPECT OF CTR SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY CTR ADSs EVIDENCED BY CTR ADRs) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold CTR Shares that are not represented by CTR ADSs, you can obtain a Form of Acceptance for accepting the Offer in respect of those CTR Shares from the Information Agent, the US Depositary or the UK Receiving Agent. See Instruction 13 of this Letter of Transmittal.

    Delivery of a Letter of Transmittal, CTR ADRs (or book-entry transfer of such CTR ADSs evidenced by CTR ADRs) and any other required documents to the US Depositary by CTR ADS holders will be deemed (without any further action by the US Depositary) to constitute an acceptance of the Offer by such holder with respect to such CTR ADSs evidenced by CTR ADRs subject to the terms and Conditions set out in the Offer to Purchase dated August 4, 1997 (the "Offer to Purchase") and this Letter of Transmittal. Capitalized terms and certain other terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meaning assigned to them in the Offer to Purchase.

    This Letter of Transmittal is to be used either if CTR ADRs evidencing CTR ADSs are to be forwarded herewith or if delivery of CTR ADSs is to be made by book-entry transfer to an account maintained by the US Depositary at a Book-Entry Transfer Facility as defined in and pursuant to the procedures for book-entry transfer set forth in "Procedures for tendering CTR ADSs--Book-Entry Transfer" in Part B of Appendix I to the Offer to Purchase.

/ / CHECK BOX IF CTR ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE
    BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE US DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING

    (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER CTR ADSs EVIDENCED BY CTR ADRs BY BOOK-ENTRY TRANSFER):
Name of Delivering Institution _________________________________________________

Check box opposite name of relevant Book-Entry Transfer Facility:

/ /  The Depository Trust Company

/ /  Philadelphia Depository Trust Company
    Account Number _________   Transaction Code Number _________

    If a holder of CTR ADSs wishes to accept the Offer and CTR ADRs evidencing such CTR ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary prior to the expiry of the Subsequent Offer Period, such holder's acceptance of the Offer may nevertheless be effected using the guaranteed delivery procedure set out under "Procedures for tendering CTR ADSs--Guaranteed delivery" in Part B of Appendix I to the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

/ /  CHECK BOX ONLY IF CTR ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED
    ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE FOLLOWING:
    Name(s) of registered owner(s) _____________________________________________
    Date of execution of Notice of Guaranteed Delivery _________________________ Name of Institution that guaranteed delivery _______________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby instructs the US Depositary to accept the Offer on behalf of the undersigned with respect to the CTR ADSs evidenced by CTR ADRs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the CTR Shares represented thereby) specified in the box entitled "Description of CTR ADSs Tendered" subject to the terms and Conditions set forth in the Offer to Purchase and this Letter of Transmittal, by informing GE Capital in writing that the Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, CTR ADRs evidencing tendered CTR ADSs (or book-entry transfer of such CTR ADSs evidenced by CTR ADRs) and any other required documents to the US Depositary by a holder of CTR ADSs will be deemed (without any further action by the US Depositary) to constitute acceptance of the Offer by such holder in respect of such holder's CTR ADSs, upon the terms and subject to the Conditions of the Offer set forth in the Offer to Purchase and this Letter of Transmittal. Subject to the City Code, which contains detailed provisions for determining when acceptances may be counted towards satisfying the Acceptance Condition, GE Capital reserves the right to treat as valid in whole or in part any acceptance of the Offer which is not entirely in order or which is not accompanied by (as applicable) the relevant transfer to escrow or the relevant share certificate(s) and/or other document(s) of title or which is received by it at a place or places other than as set out in the Offer to Purchase or this Letter of Transmittal. Subject to the satisfaction or, where permitted, waiver of the Conditions, payment for CTR ADSs validly tendered pursuant to the Offer will be made (i) in the case of valid and complete acceptances received complete in all respects by the Initial Closing Date, promptly after such date, or (ii) in the case of acceptances received complete in all respects during the Subsequent Offer Period, promptly after such receipt. In the event the Offer lapses, all documents tendered will be promptly returned at the risk of the holder of such CTR ADSs.

    The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer to Purchase, will constitute a binding agreement between the undersigned and GE Capital upon the terms and subject to the Conditions of the Offer set forth in the Offer to Purchase and this Letter of Transmittal. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE CTR ADSs, THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE CTR SHARES REPRESENTED BY SUCH CTR ADSs MAY NOT BE MADE.

    The undersigned hereby delivers to the US Depositary the above-described CTR ADSs evidenced by CTR ADRs for which the Offer is being accepted, in accordance with the terms and Conditions of the Offer to Purchase and this Letter of Transmittal, receipt of which is hereby acknowledged.

    Upon the terms of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all Conditions to the Offer have been satisfied or, where permitted, waived (at which time GE Capital will give notice thereof to the US Depositary), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, GE Capital, all right, title and interest in and to all CTR ADSs evidenced by CTR ADRs with respect to which the Offer is being accepted (and any and all CTR ADSs or other securities or rights issuable in respect of such CTR
ADSs) and irrevocably constitutes and appoints the US Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such CTR ADSs (and any such other CTR ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver CTR ADRs for such CTR ADSs (and any such other CTR ADSs, securities or rights) or accept transfer of ownership of such CTR ADSs (and any such other CTR ADSs, securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, GE Capital, (b) present such CTR ADRs for such CTR ADSs (and any such other CTR ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such CTR ADSs (and any such other CTR ADSs, securities or rights), all in accordance with the terms of the Offer.

    The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the US Depositary shall constitute an authority to any director of GE Capital or Lazard Brothers with respect to any revision of the Offer in accordance with the terms set forth under "Revisions of the Offer" in Part B of Appendix I to the Offer to Purchase.

    The undersigned agrees that effective from and after the date hereof or, if later, the date on which all Conditions to the Offer are satisfied or, where permitted, waived: (a) GE Capital or its agents shall be entitled to direct the exercise of any votes attaching to the CTR Shares represented by any CTR ADSs evidenced by CTR ADRs in respect of which the Offer has been accepted or is deemed to have been accepted (the "Accepted ADSs") and any other rights and privileges attaching to such CTR Shares, including any right to requisition a general meeting of CTR or of any class of its shareholders, and (b) the execution of this Letter of Transmittal by a holder of CTR ADSs (together with any signature guarantees) and its delivery to the US Depositary shall constitute in respect of Accepted ADSs (i) an authority to CTR or its agents from the undersigned to send any notice, circular, warrant, document or other communications that may be required to be sent to him or her as a CTR ADS holder to GE Capital at its registered office, (ii) an authority to GE Capital or its agent to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of Accepted ADSs and/or to execute a form of proxy in respect of the Accepted ADSs appointing any person nominated by GE Capital to attend general meetings or separate class meetings of CTR or its members (or any of them) (or any adjournments thereof) and to exercise the votes attaching to the CTR Shares represented by such Accepted ADSs on his or her behalf, such votes to be cast so far as possible to satisfy any outstanding Condition of the Offer or otherwise as GE Capital or its agent sees fit, and
(iii) the agreement of the undersigned not to exercise any such rights without the consent of GE Capital and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend general meetings or separate class meetings of CTR in respect of such Accepted ADSs.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to sell, assign and transfer the CTR ADSs evidenced by CTR ADRs (and the right to receive the CTR Shares represented by such CTR ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other CTR ADSs, securities or rights issued or issuable in respect of such CTR ADSs) and, when the same are purchased by GE Capital, GE Capital will acquire good title thereto, free from all liens, charges, equities, encumbrances, and other interests and together with all rights now or hereinafter attaching thereto, including, without limitation, voting rights and the right to receive all amounts payable to a holder thereof in respect of dividends, interest and other distributions, if any, declared, made or paid after July 29, 1997 with respect to the CTR Shares represented by the CTR ADSs. The undersigned will, upon request, execute any additional documents reasonably considered by GE Capital to be necessary or desirable to complete the sale, assignment and transfer of the CTR ADSs evidenced by CTR ADRs in respect of which the Offer is being accepted (and any such other CTR ADSs, securities or rights).

    All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this acceptance is irrevocable.

    Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby instructs the US Depositary to issue, or cause to be issued, the check for the purchase price in the name(s) of the registered holder(s) appearing under "Description of CTR ADSs Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby instructs the US Depositary to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any CTR ADRs evidencing CTR ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of CTR ADSs Tendered." In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the US Depositary to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the purchase price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any CTR ADRs evidencing CTR ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of CTR ADSs evidenced by CTR ADRs, the undersigned hereby instructs the US Depositary to credit the account maintained at the Book-Entry Transfer Facility indicated above with any CTR ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the US Depositary will not transfer any CTR ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.

    If the box headed "Pounds Sterling Payment Election" is not checked, the undersigned hereby instructs the relevant payment agent (either the US Depositary or the UK Receiving Agent) to convert all amounts payable pursuant to the Offer from pounds sterling to US dollars at the exchange rate obtainable by the relevant payment agent on the spot market in London at approximately noon (London time) on the date the cash consideration is made available by GE Capital to the relevant payment agent for delivery to the relevant holders of CTR ADSs and to pay such amounts by check payable in US dollars. The actual amount of US dollars received will depend upon the exchange rate prevailing on the day funds are made available to the relevant payment agent by GE Capital. CTR ADS holders should also be aware that the US dollar/pound sterling exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are made available to the relevant payment agent by GE Capital. In all cases, fluctuations in the US dollar/pounds sterling exchange rate are at the risk of accepting CTR ADS holders who do not elect to receive their consideration in pounds sterling. Such currency exchange will be effected by the relevant payment agent on behalf of the requesting CTR ADS holder, and GE Capital shall have no responsibility or obligation with respect thereto.

    SUBJECT TO THE TERMS OF THE OFFER TO PURCHASE, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL CTR ADRs EVIDENCING THE CTR ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US DEPOSITARY AS PROVIDED IN THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL.

/ /  CHECK HERE IF ANY CTR ADRs REPRESENTING CTR ADSs THAT YOU OWN HAVE BEEN
    LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.

    Number of CTR ADSs represented by the lost, stolen or destroyed CTR ADRs:

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  / / Check box ONLY if the check for the purchase price with respect to CTR
      ADSs purchased is to be issued in the name of someone other than the undersigned.

  Issue to:
  Name _______________________________________________________________________
                                 (PLEASE PRINT)
  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
  ____________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  / / Check box ONLY if the check for the purchase price with respect to CTR
      ADSs purchased and/or CTR ADRs evidencing CTR ADSs in respect of which the Offer is not accepted or which are not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

  Mail             / / Check             / / ADR certificates to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  ____________________________________________________________________________

------------------------------------------

--------------------------------------------------------------------------------

                        POUNDS STERLING PAYMENT ELECTION

 / / Check box ONLY if you wish to receive all (but not part) of the amount of cash consideration to be paid by a check in pounds sterling. If you do not check this box you will receive payment by a check in US dollars and the relevant payment agent (either the US Depositary or the UK Receiving Agent) will arrange for the conversion of the pound sterling amounts payable to you to US dollars at the exchange rate obtainable by the relevant payment agent on the spot market in London at approximately noon (London time) on the date the cash consideration is made available by GE Capital to the relevant payment agent for delivery to the relevant holders of CTR ADSs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
                AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN
  ____________________________________________________________________________
  ____________________________________________________________________________
                           (SIGNATURE(S) OF OWNER(S))
  Dated: _____________, 1997

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on CTR ADR(s) evidencing the CTR ADS(s) or by person(s) to whom CTR ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)
  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)
  Capacity (full title) ______________________________________________________
  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
  Area Code and Telephone Number _____________________________________________
  Tax Identification or Social Security No. __________________________________

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
  Authorized Signature _______________________________________________________
  Name _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)
  Title ______________________________________________________________________
  Name of Firm _______________________________________________________________
  Address ____________________________________________________________________
  Area Code and Telephone No. ________________________________________________
  Dated: _____________________________________________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the CTR ADSs evidenced by CTR ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal or (b) the Offer is being accepted in respect of such CTR ADSs for the account of an Eligible Institution (as defined below). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program, or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND ADSS. This Letter of Transmittal is to be completed either if CTR ADRs evidencing CTR ADSs are to be forwarded herewith or if delivery is to be made by book-entry transfer to an account maintained by the US Depositary at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set out in "Procedures for tendering CTR ADSs--Book-Entry Transfer" in Part B of Appendix I to the Offer to Purchase. CTR ADRs evidencing CTR ADSs or confirmation of a book-entry transfer of such CTR ADSs into the US Depositary's account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be delivered to the US Depositary at one of its addresses set forth herein.

    CTR ADS holders whose CTR ADRs are not immediately available or who cannot deliver their CTR ADRs and all other required documents to the US Depositary or complete the procedures for book-entry transfer prior to the expiration of the Subsequent Offer Period may accept the Offer with respect to their CTR ADSs by properly completing and duly executing the Notice of Guaranteed delivery included herewith pursuant to the guaranteed delivery procedures set out in "Procedures for tendering CTR ADSs--Guaranteed delivery" in Part B of Appendix I to the Offer to Purchase. Pursuant to the guaranteed delivery procedures: (a) acceptance must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by GE Capital must be received by the US Depositary prior to the expiration of the Subsequent Offer Period; and (c) CTR ADRs evidencing the CTR ADSs in respect of which the Offer is being accepted (or, in the case of CTR ADSs held in book-entry form, timely confirmation of the book-entry transfer of such CTR ADSs into the US Depositary's account at a Book-Entry Transfer Facility as described in the Offer to Purchase) together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, are received by the US Depositary within three Business Days after the date of execution of such Notice of Guaranteed Delivery.

    THE METHOD OF DELIVERY OF CTR ADSS EVIDENCED BY CTR ADRS AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF CTR ADSS ACCEPTING THE OFFER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent acceptance will be accepted and no fractional CTR ADSs will be purchased. All accepting CTR ADS holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their CTR ADSs for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial numbers of the certificates and/or the number of CTR ADSs should be listed on a separate schedule attached hereto.

    4. PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS). If the Offer is to be accepted in respect of less than all of the CTR ADSs evidenced by any CTR ADRs delivered to the US Depositary herewith, fill in the number of CTR ADSs in respect of which the Offer is being accepted in the box entitled "Number of ADSs Tendered." In such case, and except where special delivery instructions are provided in the box marked "Special Delivery Instructions," a new CTR ADR for the remainder of the CTR ADSs (in respect of which the Offer is not being accepted) represented by the old CTR ADR will be sent to the registered holder as promptly as practicable following the date on which the CTR ADSs in respect of which the Offer has been accepted are purchased.

    The Offer will be deemed to have been accepted in respect of all CTR ADSs evidenced by CTR ADRs delivered to the US Depositary unless otherwise indicated. In the case of partial acceptances, CTR ADSs in respect of which the Offer was not accepted will not be reissued to a person other than the registered holder.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the CTR ADSs in respect of which the Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

    If any of the CTR ADSs evidenced by CTR ADRs in respect of which the Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

    If any of the CTR ADSs in respect of which the Offer is being accepted are registered in different names on different CTR ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of CTR ADRs.

    If this Letter of Transmittal or any CTR ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to GE Capital of their authority so to act must be submitted.

    When this Letter of Transmittal is signed by the registered holder(s) of the CTR ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such CTR ADRs or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the CTR ADSs listed, CTR ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the names(s) of the registered holder(s) appear(s) on CTR ADRs evidencing such CTR ADSs. Signatures on such CTR ADRs or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. GE Capital will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of CTR ADSs evidenced by CTR ADRs pursuant to the Offer. If, however, payment of the purchase price is to be made to any persons other than the registered holder(s), or if CTR ADSs in respect of which the Offer is being accepted are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such person(s), payment on account of the transfer to such person) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to CTR ADRs listed in this Letter of Transmittal.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price is to be issued in the name of a person other than the signer of this Letter of Transmittal or if the check for the purchase price is to be sent and/or any CTR ADRs evidencing CTR ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the person signing this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

    8. POUNDS STERLING PAYMENT ELECTION. If the check for the purchase price is to be issued in pounds sterling, please check the box marked "Pounds Sterling Payment Election." If you do not check such box all pound sterling amounts payable pursuant to the Offer will be converted by the relevant payment agent (either the US Depositary or the UK Receiving Agent) into US dollars at the exchange rate obtainable by the relevant payment agent on the spot market in London at approximately noon (London time) on the date the cash consideration is made available by GE Capital to the relevant payment agent for delivery to the relevant holders of CTR ADSs.

    9. WAIVER OF CONDITIONS. GE Capital reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, to the extent permitted by applicable law and the rules of the City Code.

    10. 31% US BACKUP WITHHOLDING. In order to avoid "backup withholding" of US federal income tax on any cash payment received upon the surrender of CTR ADSs pursuant to the Offer, a CTR ADS holder must, unless an exemption applies, provide the US Depositary with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and cash payments made in exchange for the surrendered CTR ADSs may be subject to backup withholding. If backup withholding applies, the US Depositary is required to withhold 31% of any payment made pursuant to the Offer.

    Backup withholding is not an additional US federal income tax. Rather, the US federal income tax liability of persons subject to back-up withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the Internal Revenue Service.

    The TIN that is to be provided on the Substitute Form W-9 is that of the registered holder(s) of the CTR ADSs or of the last transferee appearing on the transfers attached to, or endorsed on, the CTR ADSs. The TIN for an individual is his or her social security number. Each tendering CTR ADS holder generally is required to notify the US Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that
(1) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding (see Part III of Substitute Form W-9). Notwithstanding that the "TIN Applied For" box is checked (and the Certification is completed), the US Depositary will withhold 31% on any cash payment of the purchase price for the CTR ADSs made prior to the time it is provided with a properly certified TIN.

    Exempt persons (including among others, corporations) are not subject to back-up withholding. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on Form W-8), signed under penalties of perjury, certifying such person's foreign status. Form W-8 can be obtained from the US Depositary. A CTR ADS holder should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

    For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the US Depositary at the address and telephone number set forth above, to the Information Agent or the Dealer Manager at the addresses and telephone numbers set forth below, or to the UK Receiving Agent at the appropriate address and telephone number set forth in the Offer to Purchase.

    12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any CTR ADR evidencing CTR ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US Depositary by checking the box immediately preceding the special payment/special delivery instructions boxes and indicating the number of CTR ADSs evidenced by such lost, destroyed or stolen CTR ADRs. The holder thereof will then be instructed by the US Depositary as to the steps that must be taken in order to replace such CTR ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen CTR ADRs have been followed.

    13. HOLDERS OF CTR SHARES NOT REPRESENTED BY CTR ADSS. Holders of CTR Shares have been sent a Form of Acceptance with the Offer to Purchase and may not accept the Offer in respect of CTR Shares pursuant to this Letter of Transmittal except insofar as those shares are represented by CTR ADSs. If any holder of CTR Shares which are not represented by CTR ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the UK Receiving Agent at the appropriate address and telephone number set forth in the Offer to Purchase or the Information Agent at the address and telephone number set forth below.

            PAYER'S NAME: THE BANK OF NEW YORK, AS DEPOSITARY AGENT

SUBSTITUTE                            PART I--Taxpayer Identification Number (TIN)
FORM W-9                              Please enter your correct number in the appropriate box below. NOTE: If
Department of the Treasury            the account is more than one name, see the chart on the enclosed form,
Internal Revenue Service              Guidelines for Certification of Taxpayer Identification Number on
                                      Substitute Form W-9, for guidance on which number to enter.

                                         Social Security Number      Or      Employer Identification Number
PAYER'S REQUEST FOR                       ------------------------            ----------------------------
TAXPAYER IDENTIFICATION                 If you do not have a TIN, see the instructions "How to Get a TIN" and
NUMBER AND CERTIFICATION                                        check the box below.
                                                                TIN Applied For  / /
                                        PART II--For Payees Exempt from Backup Withholding (see instructions)
 PART III CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) IRS has notified me that I am no longer subject to backup withholding, and

 (3) All other information provided on this form is true, correct and complete.

 CERTIFICATION INSTRUCTIONS. You must cross out Item (2) above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. Please indicate the taxpayer's name associated with the TIN if other than the first name appearing in the registration:

 (X) --------------------------------------------
                    (Please Print)

 Please Sign (X) Signature(s) ------------------------------------------------- Date--------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                               Wall Street Plaza
                               New York, NY 10005
                Banks and Brokers Call Toll Free: (800) 445-1790
                   All Others Call Toll Free: (800) 223-2064

                      THE DEALER MANAGER FOR THE OFFER IS:

                              LAZARD FRERES & CO. LLC

                              30 Rockefeller Plaza
                            New York, New York 10020
                                 (212) 632-6717